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                                                                   EXHIBIT 10.21



                                SINGLETON FAMILY
                             VOTING TRUST AGREEMENT
                            FOR MEDIANEWS GROUP, INC.


         This Agreement is made as of January 31, 2000 by and between (i) The Singleton Family Irrevocable Trust by Howell E. Begle, Jr. and Patricia Robinson, Trustees (the "Irrevocable Trust"), The Singleton Family Revocable Trust by William Dean Singleton and Howell E. Begle, Jr. Trustees (the "Revocable Trust") and Joseph J. Lodovic, IV (the Irrevocable Trust and the Revocable Trust and Lodovic are collectively referred to herein as the "Shareholders") and (ii) Howell E. Begle, Jr. as Voting Trustee hereunder (hereinafter referred to as the "Voting Trustee").

                               W I T N E S S E T H

         WHEREAS, the Shareholders are the respective owners in the aggregate of One Million Seventy Thousand Three Hundred Eighty-Five (1,070,385) shares of Class A Common Stock of MediaNews Group, Inc., a Delaware corporation, (the "Company");

         WHEREAS, the Shareholders believe it to be in their best interests to unite the voting powers held by them as Shareholders of the Company and to assign, transfer and vest the same in the hands of the Voting Trustee; and

         WHEREAS, Howell E. Begle, Jr. has agreed to serve as Voting Trustee with respect to the Shareholders' Stock;
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         NOW, THEREFORE, it is agreed between the parties as follows:

         1. Voting Trust Agreement. Copies of this Voting Trust Agreement shall be filed in the principal office of the Company at 1560 Broadway, Suite 2100, Denver, Colorado 80202 and in the registered office of the Company in the State of Delaware and shall be open to the inspection of any stockholder of the Company, as well as any beneficiary of the Trust under this Agreement, daily during business hours. All Voting Trust Certificates issued as hereinafter provided shall be issued, received, and held subject to all of the terms of this Agreement. Each of the Shareholders shall be entitled to receive a Voting Trust Certificate representing the Stock held by each Shareholder, and all transferees and assigns of each of the Shareholders, upon accepting Voting Trust Certificates issued hereunder, shall be bound by the provisions of this Agreement.

         2. Transfer of Stock Shares to Trustee.

         (a) Prior to the execution of this Agreement, the Irrevocable Trust and Lodovic, or their predecessors in interest, did deposit with the Voting Trustee certificates of various shares of common stock of the Company (then known as Affiliated Newspapers Investments, Inc.) under the predecessor to this Agreement, the Singleton Family Voting Trust Agreement For Affiliated Newspapers Investments, Inc. dated as of May 20, 1994. Pursuant to the terms of the Company's Amended and Restated Certificate of Incorporation, as in effect on May 19, 1999, those previously deposited certificates were converted as of that date into Eight Hundred Fifteen Thousand Five Hundred Twenty Six shares of Class A Common Stock of the Company, and a new share certificate evidencing the same has previously been issued in the name of the Voting Trustee, on behalf, collectively, of the Irrevocable Trust and Lodovic. The Voting Trustee holds that new share


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certificate subject to the terms of this Agreement and promptly following its execution of this Agreement by each of the Shareholders shall forthwith issue and deliver to each of the Irrevocable Trust and Lodovic a Voting Trust Certificate representing and evidencing the number of shares of the Company's Class A Common Stock which each of them is deemed to have owned beneficially as of May 19, 1999.

         (b) Upon the death or incapacity of William Dean Singleton, the Revocable Trust will deposit with the Voting Trustee a stock certificate (the "Revocable Trust Certificate") representing the shares of Stock then held by the Revocable Trust. The Certificates shall be endorsed, or accompanied by an appropriate instrument of transfer, so as to enable the Voting Trustee to cause the Company to issue a stock certificate in the name of the Voting Trustee, as hereinafter provided. Upon receipt by the Voting Trustee of a stock certificate from the Company (in exchange for the Certificates deposited by the Revocable Trust), the Voting Trustee shall hold the same subject to the terms of this Agreement, and shall thereupon forthwith issue and deliver to the Revocable Trust a Voting Trust Certificate for the shares of the Company so deposited by it.

         3. Voting Trust Certificate. The Voting Trust Certificate shall be in the form attached as Exhibit A to this Agreement.

         4. Transfer of Certificates. The Voting Trust Certificates shall be transferable at the office of the Voting Trust, c/o MediaNews Group, Inc., 1560 Broadway, Suite 2100, Denver, Colorado 80202, by the registered owner thereof. The Voting Trustee may treat the registered holder of the Voting Trust Certificate as the owner thereof for all purposes whatsoever, but he shall not

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be required to deliver stock certificates hereunder without the surrender of such Voting Trust Certificates.

         5. Dividends.

         (a) Prior to the Termination of this Agreement, the holder of each Voting Trust Certificate shall be entitled to receive payments equal to the cash dividends, if any, received by the Voting Trustee upon a like number and class of shares of capital stock of the Company as is called for by each such Voting Trust Certificate. If any dividend in respect of the stock deposited with the Voting Trustee is paid, in whole or in part, in stock of the Company having general voting powers, the Voting Trustee shall likewise hold, subject to the terms of this Agreement, the certificates for stock which are received by it on account of such dividend, and the holder of each Voting Trust Certificate representing Stock on which such stock dividend has been paid shall be entitled to receive a Voting Trust Certificate issued under this Agreement for the number of shares and class of stock received as such dividend with respect to the shares represented by such Voting Trust Certificate.

         (b) In lieu of receiving cash dividends upon the capital stock of the Company and paying the same to the holders of Voting Trust Certificates pursuant to the provisions of this Agreement, the Voting Trustee may instruct the Company to pay such dividends directly to the holders of the Voting Trust Certificates. Upon such instructions being given by the Voting Trustee to the Company, and until revoked by the Voting Trustee, all liability of the Voting Trustee with respect to such dividends shall cease.

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         6. Rights of Voting Trustee.

         (a) The Voting Trustee shall have the right with respect to the Shareholders' Stock to exercise in person or by nominee or proxy, all stockholders' voting rights and powers in respect of the Shareholders' Stock and to take part in, or consent to any corporate or stockholders' action of any kind whatsoever. The right to vote shall include, without limitation, the right to vote for the election of directors, in favor of or against any resolution or proposed action which may be presented at any meeting or require the consent of stockholders of the Company, including those pertaining to mortgaging, creating a security interest in, or pledging all or any part of the property of the Company, the dissolution of the Company, or the consolidation, merger, reorganization or recapitalization of the Company.

         (b) The Voting Trustee, in voting the shares of capital stock of the Company, shall vote such stock in accordance with his best judgment, subject in each instance to the terms of any applicable shareholders' and/or related agreement which may from time to time be in effect.

         7. Appointment of Voting Trustee.

         (a) The Voting Trustee hereunder shall be Howell E. Begle, Jr. and the Company's stock certificates to be issued as provided aforesaid shall be issued to and held by the Voting Trustee in the name of "Howell E. Begle, Jr. as Voting Trustee."

         (b) The Voting Trustee (and any successor trustee) may at any time resign by mailing to the registered holders of Voting Trust Certificates a written resignation, to take effect ten days


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thereafter, or upon the prior acceptance thereof. Upon the death, incapacity or unwillingness to act of Howell E. Begle, Jr. or upon his resignation as Voting Trustee, such person as is unanimously selected by the Trustees of the Irrevocable Trust shall become successor Voting Trustee for Howell E. Begle, Jr.

         8. Term.

         (a) The Voting Trust created by this Agreement shall continue in effect until January 31, 2010 (subject to extension as hereinafter set forth).

         (b) At any time within two years prior to January 31, 2010, or at any time within two years prior to the time of expiration of this Agreement as extended, one or more holders of Voting Trust Certificates hereunder may, by agreement in writing and with the written consent of the Voting Trustee, extend the duration of this Agreement as to them for an additional period not exceeding ten years from the then expiration date. In the event of such extension, the Voting Trustee shall, prior to the time of expiration, as hereinabove provided, as originally fixed or as theretofore extended, as the case may be, file in the principal office of the Company and in the registered office of the Company in the State of Delaware, a copy of such extension agreement and of the consent thereto, and thereupon the duration of this Agreement shall be extended for the period fixed by such extension agreement, provided, however, that no such extension agreement shall extend the term of this Agreement beyond the maximum period then permitted by applicable law or affect the rights or obligations of persons not parties thereto.

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         (c) Upon the termination of this Agreement as to one or more of the parties hereto and upon the delivery of the Voting Trust Certificates of such parties to the Voting Trustee, such parties shall receive the number of shares of Stock of the Company which are represented by their Voting Trust Certificates and said transaction shall be recorded on the books of the Company.

         9. Compensation and Reimbursement of Voting Trustee. The Voting Trustee shall serve without compensation. The Voting Trustee shall have the right to incur and pay such reasonable expenses and charges, to employ and pay such agents, attorneys and counsel as they may deem necessary and proper for carrying this Agreement into effect. Any such expenses or charges incurred by and due to the Voting Trustee may be deducted from the dividends or other moneys or property received by the Voting Trustee on the stock deposited hereunder. Nothing herein contained shall disqualify the Voting Trustee or successor trustees, or incapacitate them from serving the Company or any of its subsidiaries as officer or director or in any other capacity, and in any such capacity receiving compensation.

         10. Release of Shares. At any time following the occurrence of an initial public offering with respect to the Stock on a recognized national or international securities exchange (an "IPO"), any of the parties hereto who are shareholders of the Company may, subject (a) to their prior compliance with the provisions of Section 5 of this Company's Shareholders' Agreement and (b) to both the Company and the Remaining Shareholders (as therein defined) having failed to exercise the purchase options provided them under Section 5.03(a) or 5.03(b) thereof, upon written notice to the Trustees during the third (30) day period immediately following the expiration of the ten (10) day option period specified in Section 5.3(b), elect to withdraw from this Trust the shares of Stock


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offered the Company and the Remaining Shareholders. Moreover, if at any time hereafter the Company shall acquire ownership of any shares subject to this Agreement, the Company may, upon its so doing, elect to withdraw from this Trust those shares.

         11. Notice.

         (a) Unless otherwise in this Agreement specifically provided, any notice to or communication with the holders of the Voting Trust Certificates hereunder shall be deemed to be sufficiently given or made if mailed, first-class, postage prepaid, if addressed as follows:

                  To the Singleton Family     W. Dean Singleton, Trustee
                   Revocable Trust:           1560 Broadway, Suite 2100
                                              Denver, Colorado  80202

                                and

                                              Howell E. Begle, Jr., Trustee
                                              Verner, Liipfert, Bernhard
                                                McPherson and Hand Chartered
                                              901 15th Street, NW, Suite 700
                                              Washington, D.C.  20005

                                and

                  To the Singleton Family     Howell E. Begle, Jr., Trustee
                  Irrevocable Trust:          Verner, Liipfert, Bernhard,
                                                McPherson and Hand Chartered
                                              901 15th Street, NW, Suite 700
                                              Washington, D.C.   20005

                                and

                                              Patricia Robinson
                                              c/o MediaNews Group, Inc.
                                              1560 Broadway, Suite 2100
                                              Denver, Colorado   80202

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                  To Joseph J. Lodovic, IV:   Joseph J. Lodovic, IV
                                              4920 East Progress Court
                                              Greenwood Village, Colorado  80121

                  To the Voting Trustee:      Howell E. Begle, Jr.
                                              Verner, Liipfert, Bernhard,
                                                McPherson and Hand Chartered
                                              901 15th Street, N.W., Suite 700
                                              Washington, D.C.   20005

Every notice so given shall be effective, whether or not received, and the date of mailing shall be the date such notice is deemed given for all purposes.

         (b) Any notice to the Voting Trustee hereunder may be mailed, first-class, postage prepaid, and sent by registered mail to the Voting Trustee, addressed to him at such address as may from time to time be furnished in writing to the Company by the Voting Trustee, and if no such address has been furnished by the Voting Trustee, then to the Voting Trustee in care of the Company.

         (c) All distributions of cash, securities, or other property hereunder by the Voting Trustee to the holders of Voting Trust Certificates may be made, in the discretion of the Voting Trustee, by mail (regular or registered mail, as the Trustee may deem available) , in the same manner as hereinabove provided for the giving of notices to the holders of Voting Trust Certificates.



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         IN WITNESS WHEREOF, the parties have signed and sealed this Agreement, effective January 31, 2000.

                                        THE SINGLETON FAMILY
                                        IRREVOCABLE TRUST

                                        By: /s/ Patricia Robinson
                                           ----------------------------------
                                           Patricia Robinson, Trustee

                                        By: /s/ Howell E. Begle, Jr.
                                           ----------------------------------
                                           Howell E. Begle, Jr., Trustee


                                        THE SINGLETON FAMILY
                                        REVOCABLE TRUST

                                        By: /s/ W. Dean Singleton
                                           ----------------------------------
                                           W. Dean Singleton, Trustee

                                        By: /s/ Howell E. Begle, Jr.
                                           ----------------------------------
                                           Howell E. Begle, Jr., Trustee

                                        /s/ Joseph J. Lodovic, IV
                                        -------------------------------------
                                        Joseph J. Lodovic, IV


                                        VOTING TRUSTEE

                                        /s/ Howell E. Begle, Jr.
                                        -------------------------------------
                                        Howell E. Begle, Jr.


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                                                                       EXHIBIT A

                              MEDIANEWS GROUP, INC.
                             A DELAWARE CORPORATION
                            VOTING TRUST CERTIFICATE



Certificate No._______________ for ____________________________ (      ) shares.

         This certifies that ____________________________ is the beneficial owner of ___________ shares of the Class A Common Stock of MediaNews Group, Inc., a Delaware corporation (the "Company"), which have been deposited with the Voting Trustee hereinafter named, under the Singleton Family Voting Trust Agreement for MediaNews Group, Inc. dated as of January 31, 2000 between Howell
E. Begle, Jr as Voting Trustee and certain shareholders of the Company. The original of said Voting Trust Agreement is on file with the Voting Trustee. A copy of said Voting Trust Agreement is on file in the registered office of the Company in the State of Delaware, and additional copies thereof may be obtained upon request from the Voting Trustee. This certificate has been issued pursuant to and subject to said Voting Trust Agreement and represents said shareholder-depositor's beneficial interest in said Voting Trust. This Certificate is transferable only on the books of the Voting Trustee by the registered holder either in person or by attorney duly authorized on surrender hereof, and until so transferred, the Voting Trustee shall treat the registered holder as the owner thereof for all purposes.

         The holder of this Voting Trust Certificate takes the same subject to all the terms and conditions of the aforesaid Voting Trust Agreement, and becomes a party to said Voting Trust Agreement and is entitled to the benefits thereof.
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         IN WITNESS WHEREOF, the Voting Trustee has caused this Certificate to be signed this ____ day of __________, 20____.

                                        /s/ Howell E. Begle, Jr.
                                        -------------------------------------
                                        Howell E. Begle, Jr. Voting Trustee

(Form of Assignment):

         For value received ____________________________ hereby assigns the within certificate, and all rights and interests represented thereby, to __________________________ and appoints ___________________________ attorney to transfer this certificate on the books of the Trustee mentioned therein, with full power of substitution.

DATED:

In the presence of:


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-----------------------------


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                              MEDIANEWS GROUP, INC.

                             A DELAWARE CORPORATION

                            VOTING TRUST CERTIFICATE

Certificate No. 1 for SEVEN HUNDRED EIGHTY-SIX THOUSAND FOUR HUNDRED TWENTY-SIX AND FIFTY-ONE ONE HUNDREDTHS (786,426.51) shares.

         This certifies that THE SINGLETON FAMILY IRREVOCABLE TRUST is the beneficial owner of SEVEN HUNDRED EIGHTY-SIX THOUSAND FOUR HUNDRED TWENTY-SIX AND FIFTY-ONE ONE HUNDREDTHS (786,426.51) shares of the Class A Common Stock of MediaNews Group, Inc., a Delaware corporation (the "Company"), which have been deposited with the Voting Trustee hereinafter named, under the Singleton Family Voting Trust Agreement for MediaNews Group, Inc. dated as of January 31, 2000 between Howell E. Begle, Jr. as Voting Trustee and certain shareholders of the Company. The original of said Voting Trust Agreement is on file with the Voting Trustee. A copy of said Voting Trust Agreement is on file in the registered office of the Company in the State of Delaware, and additional copies thereof may be obtained upon request from the Voting Trustee. This certificate has been issued pursuant to and subject to said Voting Trust Agreement and represents said shareholder-depositor's beneficial interest in said Voting Trust. This Certificate is transferable only on the books of the Voting Trustee by the registered holder either in person or by attorney duly authorized on surrender hereof, and until so transferred, the Voting Trustee shall treat the registered holder as the owner thereof for all purposes.

         The holder of this Voting Trust Certificate takes the same subject to all the terms and conditions of the aforesaid Voting Trust Agreement, and becomes a party to said Voting Trust Agreement and is entitled to the benefits thereof.


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         IN WITNESS WHEREOF, the Voting Trustee has caused this Certificate to be signed this 31st day of January, 2000.

                                        /s/ Howell E. Begle, Jr.
                                        -------------------------------------
                                        Howell E. Begle, Jr. Voting Trustee

(Form of Assignment):

         For value received ____________________________ hereby assigns the within certificate, and all rights and interests represented thereby, to __________________________ and appoints ___________________________ attorney to transfer this certificate on the books of the Trustee mentioned therein, with full power of substitution.

DATED:

In the presence of:


---------------------------

---------------------------


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                              MEDIANEWS GROUP, INC.

                             A DELAWARE CORPORATION

                            VOTING TRUST CERTIFICATE

Certificate No. 2 for TWENTY-NINE THOUSAND NINETY-NINE AND FIFTY ONE HUNDREDTHS (29,099.50) shares.

         This certifies that JOSEPH J. LODOVIC, IV is the beneficial owner of TWENTY-NINE THOUSAND NINETY-NINE AND FIFTY ONE HUNDREDTHS (29,099.50) shares of the Class A Common Stock of MediaNews Group, Inc., a Delaware corporation (the "Company"), which have been deposited with the Voting Trustee hereinafter named, under the Singleton Family Voting Trust Agreement for MediaNews Group, Inc. dated as of January 31, 2000 between Howell E. Begle, Jr. as Voting Trustee and certain shareholders of the Company. The original of said Voting Trust Agreement is on file with the Voting Trustee. A copy of said Voting Trust Agreement is on file in the registered office of the Company in the State of Delaware, and additional copies thereof may be obtained upon request from the Voting Trustee. This certificate has been issued pursuant to and subject to said Voting Trust Agreement and represents said shareholder-depositor's beneficial interest in said Voting Trust. This Certificate is transferable only on the books of the Voting Trustee by the registered holder either in person or by attorney duly authorized on surrender hereof, and until so transferred, the Voting Trustee shall treat the registered holder as the owner thereof for all purposes.

         The holder of this Voting Trust Certificate takes the same subject to all the terms and conditions of the aforesaid Voting Trust Agreement, and becomes a party to said Voting Trust Agreement and is entitled to the benefits thereof.


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         IN WITNESS WHEREOF, the Voting Trustee has caused this Certificate to be signed this 31st day of January, 2000.


                                        /s/ Howell E. Begle, Jr.
                                        -------------------------------------
                                        Howell E. Begle, Jr. Voting Trustee


(Form of Assignment):

         For value received ____________________________ hereby assigns the within certificate, and all rights and interests represented thereby, to __________________________ and appoints ___________________________ attorney to transfer this certificate on the books of the Trustee mentioned therein, with full power of substitution.

DATED:

In the presence of:


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